Style Select Series, Inc.-Registered Trademark-
Supplement to the Prospectus dated April 1, 1999


The sentence entitled Investments of $1 million or more within the CALCULATION OF SALES CHARGES section on page 23 of the prospectus should be replaced with the following:

Investments of $1 million or more: Class A shares are available with no front-end sales charge. However, a 1% CDSC is charged on shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.



Dated:  September 22, 1999